UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 6, 2007

Arrowhead Research Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-21898	46-0408024
(Commission File Number)	(IRS Employer Identification No.)

201 South Lake Avenue, Suite 703, Pasadena, CA	91101
(Address of Principal Executive Offices)	(Zip Code)

(626) 304-3400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Amendment to a Material Definitive Agreement

On April 6, 2007, CNI and Unidym have mutually agreed to change the date in Section 8.1 (b) of the Agreement and Plan of Merger by and among Unidym, Inc., Unidym Acquisition, LLC, Carbon Nanotechnologies, Inc. and The Stockholder Representative dated March 21, 2007 from “5:00 PM (Pacific time) on April 6, 2007” to “5:00 PM on April 20, 2007” to allow additional time to satisfy certain closing conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROWHEAD RESEARCH CORPORATION
April 11, 2007
	By:	/s/ Joseph T. Kingsley
	Name:	Joseph T. Kingsley
	Title:	President & Chief Financial Officer